Q4 and FY2015 Earnings Presentation 0February 26, 2016

I. Introduction Shefali Shah, SVP and General Counsel II. Operational Highlights Chris Bradshaw, President and CEO III. Financial Review Andy Puhala, SVP and CFO IV. Concluding Remarks Chris Bradshaw, President and CEO V. Questions & Answers Q4 and FY2015 Earnings Call Agenda 1

2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements give the Company’s current expectations or forecasts of future events. Forward- looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Such risks, uncertainties and other important factors include, among others, the Company’s dependence on, and the cyclical and volatile nature of, offshore oil and gas exploration, development and production activity, and the impact of general economic conditions and fluctuations in worldwide prices of and demand for oil and natural gas on such activity levels; the Company’s reliance on a small number of customers and reduction of the Company’s customer base resulting from consolidation; cost savings initiatives implemented by the Company’s customers; risks inherent in operating helicopters; the Company’s ability to maintain an acceptable safety record; the Company’s ability to successfully expand into other geographic and helicopter service markets; the impact of increased United States (“U.S.”) and foreign government regulation and legislation, including potential government implemented moratoriums on drilling activities; risks of engaging in competitive processes or expending significant resources, with no guaranty of recoupment; risks of a grounding of all or a portion of the Company’s fleet for extended periods of time or indefinitely; risks that the Company’s customers reduce or cancel contracted services or tender processes; the Company’s reliance on a small number of helicopter manufacturers and suppliers; risks associated with political instability, governmental action, war, acts of terrorism and changes in the economic condition in any foreign country where the Company does business, which may result in expropriation, nationalization, confiscation or deprivation of our assets or result in claims of a force majeure situation; the impact of declines in the global economy and financial markets; the impact of fluctuations in foreign currency exchange rates on the Company’s cost to purchase helicopters, spare parts and related services and on asset values; the Company’s credit risk exposure; the Company’s ongoing need to replace aging helicopters; the Company’s reliance on the secondary helicopter market to dispose of older helicopters; the Company’s reliance on information technology; the impact of allocation of risk between the Company and its customers; the liability, legal fees and costs in connection with providing emergency response services; risks associated with the Company’s debt structure; operational and financial difficulties of the Company’s joint ventures and partners; conflict with the other owners of the Company’s non-wholly owned subsidiaries and other equity investees; adverse results of legal proceedings; adverse weather conditions and seasonality; the Company’s ability to obtain insurance coverage and the adequacy and availability of such coverage; the possibility of labor problems; the attraction and retention of qualified personnel; restrictions on the amount of foreign ownership of the Company’s common stock; and various other matters and factors, many of which are beyond the Company’s control. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes an estimate of the Company’s Net Asset Value. The Company’s Net Asset Value is based upon the market value of the Company’s owned helicopters plus the book value of the Company’s other assets less the Company’s liabilities. The Company derives market value from observable market data if available and may require utilization of estimates, application of significant judgment and reliance upon valuation specialists’ and third party analysts’ reports. When using third party reports, the market value is as of the date of such report and is not updated to reflect factors that may impact the valuation since the date of such report, including fluctuations in foreign currency exchange rates, oil and gas prices and the balance of supply and demand of helicopters. There is no assurance that market value of an asset represents the amount that the Company could obtain from an unaffiliated third party in an arm’s length sale of the asset, the fleet or the Company.

3 This presentation includes EBITDA and Adjusted EBITDA as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest (includes interest income, interest expense and interest expense on advances from SEACOR), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for SEACOR Management Fees and certain other special items that occurred during the reporting period. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be a measure of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of the Company’s results as reported under GAAP. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. A reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA further adjusted to exclude gains on asset dispositions is included in this presentation. This presentation also includes the Company’s interest coverage ratio and funded debt to EBITDA ratio. The interest coverage ratio is a trailing 12-month quotient of (x) EBITDA (as defined in the Company’s credit facility) less dividends and distributions divided by (y) interest expense. The funded debt to EBITDA ratio is calculated by dividing (x) the sum of total debt for borrowed money, capital lease obligations and guaranties of obligations of non-consolidated entities by (y) EBITDA (as defined in the Company’s credit facility). Neither the interest coverage ratio nor the funded debt to EBITDA ratio is a measure of operating performance or liquidity defined by GAAP and may not be comparable to similarly titled measures presented by other companies. Non-GAAP Financial Measures Reconciliation

4 Operational Highlights

• Achieved objective of ZERO air accidents in FY2015 ̶ Extended clean sheet of ZERO air accidents in FY2014 • Generated positive operating cash flow of $44 million in FY2015 Cash Flow from Operating Activities ($mm) • Continue to protect the balance sheet(a) ̶ Total liquidity = $221 million ̶ Funded debt to EBITDA = 2.6x ̶ Interest coverage = 8.4x 5 Operational Safety and Financial Stability (a) Funded debt to EBITDA and interest coverage ratios calculated as defined in the Company’s senior secured revolving credit facility (the “Credit Facility”); as of 12/31/2015 $17.9 $9.9 $20.6 $16.0 $9.7 $21.6 $30.7 $16.3 $6.8 $13.9 $15.1 $8.6 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2013 2014 2015

• Cost control initiatives began in Q4 2014, include all aspects of the Company’s business and remain ongoing • Staffing levels adjusted for market activity levels • Reduced average borrowing cost ̶ During 2015, the Company repurchased $50.2 million of its $200 million 7.75% Senior Notes at discounts to par value ̶ Represents 25% of the amount outstanding at the beginning of the year ̶ $25.3 million of these repurchases occurred in Q4 at prices ranging from 79.00 to 95.00 ̶ At the current borrowing rate under the Company’s Credit Facility, the aggregate repurchases imply annual interest expense savings of $2.6 million 6 Realize Cost Efficiencies U.S. Headcount (# of people) 9/30/14 1/31/16 Change % Operating 622 497 -125 (20%) G&A 213 120 -93 (44%) Total 835 617 -218 (26%)

• Upgraded fleet by placing first two S92 heavy helicopters and two AW189 heavy helicopters in service ̶ Only operator with diversified heavy helicopter fleet in the U.S. Gulf of Mexico, offering customers superior flexibility • Sold 20 helicopters and related equipment in FY2015 for total consideration of $36.5 million and recognized gains of $6.0 million over net book value ̶ Represents 14% of owned fleet count as of January 1, 2015 ̶ Proceeds used to help fund new heavy helicopter deliveries and repurchases of 7.75% Senior Notes • Negotiated reduction and deferrals of firm capital commitments ̶ As of 12/31/15, non-cancellable capital commitments for new helicopter deliveries totaled $28.2 million ̶ $13.4 million payable in 2016 ̶ $12.0 million payable in 2017 ̶ $2.8 million payable in 2018 7 Fleet Management Historical Gains on Helicopter Sales (does not include spare parts and other equipment) ($000s) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total # of Aircraft Sold 2 8 15 11 8 5 2 14 6 15 3 20 109 Acquisition Cost $1,401 $13,599 $34,373 $20,842 $11,781 $24,670 $471 $20,848 $4,164 $74,296 $2,317 $49,103 257,865 Sale Proceeds 1,385 19,011 36,628 28,170 14,790 25,267 740 28,680 3,435 68,165 6,950 35,784 269,005 Book Value at Sale 936 10,958 27,231 19,362 9,776 24,853 254 12,640 1,268 50,247 931 31,081 189,538 Gain on Sale $449 $8,053 $9,397 $8,808 $5,014 $414 $486 $16,040 $2,167 $17,918 $6,019 $4,703 $79,467

8 Financial Review

$90,775 $68,991 – $50,000 $100,000 $150,000 FY 2014 FY 2015 • Revenues of $281.8mm ̶ Down 15% primarily due to: ̶ Lower utilization of medium helicopters in the U.S. Gulf of Mexico and Alaska ̶ Contract expirations in Dry-leasing, SAR and Air Medical lines of service ̶ Sale of the FBO business in Q2 2015 ̶ Partially offset by increased revenues resulting from the consolidation of Aeróleo beginning in Q4 2015 • Excluding the impact of the consolidation of Aeróleo: ̶ $42mm (21%) decrease in operating expenses ̶ $3.8mm (9%) decrease in G&A expenses • Gains of $6.0mm on the sale of helicopters and related equipment • Other gains of $12.9mm on sale of FBO and $1.6mm on repurchase of 7.75% Senior Notes • Impairment of goodwill $1.9mm • Tax expense $14.1mm ̶ $3.8mm write-off of deferred tax asset upon consolidation of Aeróleo ̶ $1.0mm deferred tax expense on helicopter contribution to Sicher • Adjusted EBITDA of $69.0mm • Net income of $8.7mm and EPS of $0.42 9 Fiscal Year 2015 Highlights Revenues ($000s) Adjusted EBITDA ($000s) 15% 24% $331,222 $281,837 – $100,000 $200,000 $300,000 $400,000 FY 2014 FY 2015

$18,583 $17,307 – $10,000 $20,000 $30,000 Q4 2014 Q4 2015 • Revenues of $73.9mm ̶ $0.7mm lower than Q4 2014 due to lower utilization and lower average rates in the U.S. Gulf of Mexico and Alaska, the sale of the FBO in Q2 2015, and the end of certain Dry-Leasing and Air Medical contracts ̶ Partially offset by increased revenues resulting from the consolidation of Aeróleo beginning in Q4 2015 • Excluding the impact of the consolidation of Aeróleo: ̶ $9.7mm (21%) decrease in operating expenses ̶ $1.3mm (13%) decrease in G&A expenses • Gains of $1.0mm on sale of helicopters and related equipment • Other gains of $1.4mm on repurchase of 7.75% Senior Notes • Impairment of goodwill $1.9mm • Tax expense $4.7mm ̶ $3.8mm write-off of deferred tax asset upon consolidation of Aeróleo • Adjusted EBITDA of $17.3mm • Net loss of $3.4mm and loss per share of $0.17 ̶ Excluding special items and the Aeróleo deferred tax asset write-off, net income would have been $0.9mm, or $0.04 per diluted share 10 Q4 2015 Highlights – Quarter-over-Quarter Comparison Revenues ($000s) Adjusted EBITDA ($000s) 7% 1% $74,689 $73,943 – $25,000 $50,000 $75,000 $100,000 $125,000 Q4 2014 Q4 2015

$17,087 $17,307 – $10,000 $20,000 $30,000 Q3 2015 Q4 2015 $69,741 $73,943 – $25,000 $50,000 $75,000 $100,000 $125,000 Q3 2015 Q4 2015 • Revenues of $73.9mm ̶ $4.2mm higher than Q3 2015 due to the consolidation of Aeróleo, partially offset by the end of seasonal activity in Alaska and lower fleet utilization • Operating expenses up $2.1mm due to the consolidation of Aeróleo, partially offset by lower personnel and repairs and maintenance expenses • G&A expenses down $0.2mm due to reductions in professional services and compensation expenses, partially offset by the consolidation of Aeróleo and increased bad debt reserves • Adjusted EBITDA increased $0.2mm compared to Q3 2015 11 Q4 2015 Highlights – Sequential Quarter Comparison Revenues ($000s) Adjusted EBITDA ($000s) 6% 1%

12 • Prior to October 2015, revenues from Aeróleo were only recognized as Era received cash from Aeróleo and were reported in the Company’s Dry-leasing line of service • Beginning October 1, 2015, Aeróleo’s financials are included in Era’s consolidated results; revenues from end-customers are reported in the International Oil & Gas line of service • All intercompany accounts and transactions are eliminated in consolidation Summary of Aeróleo Consolidation Impact in Q4 2015 ($000s) Q4 2014 Non-Aeróleo Variances Aeróleo Consolidation Impact Q4 2015 $ Change Operating Revenues $74,689 ($16,376) $15,630 $73,943 ($746) Operating Expenses 45,772 (9,722) 9,035 45,085 687 G&A Expenses 9,647 (1,261) 2,666 11,052 (1,405) Depreciation 11,854 267 30 12,151 (297) Gain/Loss on Asset Sales 29 989 (24) 994 965 Operating Income $7,445 ($4,671) $3,875 $6,649 ($796)

13 Leverage Metrics(a) Total Liquidity (US$mm)(b) Healthy Leverage Metrics and Ample Liquidity (a) Funded debt to EBITDA and interest coverage ratios calculated as defined in the Company’s Credit Facility (b) At period end $244  $244  $244  $214  $209  $219  $227  $207  $25  $15  $40  $41  $34  $17  $14  $14  $270  $259  $285  $255  $243  $236  $241  $221  – $50 $100 $150 $200 $250 $300 Mar‐14 Jun‐14 Sep‐14 Dec‐14 Mar‐15 Jun‐15 Sep‐15 Dec‐15 Availability on revolver Cash and equivalents 2.2x 2.5x 2.9x 3.5x 3.5x 3.4x 3.0x 2.6x 7.7x 7.4x 6.6x 6.6x 6.5x 6.9x 7.5x 8.4x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x Mar‐14 Jun‐14 Sep‐14 Dec‐14 Mar‐15 Jun‐15 Sep‐15 Dec‐15 Funded debt /  EBITDA EBITDA / interest expense

14 Appendix

15 Owned Leased-In Managed Total Average Age(a) Heavy: H225 9 – – 9 6 S92 2 – – 2 0 AW189 2 – – 2 0 Total Heavy 13 – – 13 Medium: AW139 38 – – 38 6 S76 C+/C++ 5 – 1 6 9 S76 A++ 2 – – 2 26 B212 8 – – 8 37 B412 1 – – 1 35 Total Medium 54 – 1 55 Light – twin engine: A109 7 – – 7 10 EC135 14 2 1 17 8 EC145 3 – 2 5 5 BK-117 – 2 1 3 N/A BO-105 3 – – 3 26 Total Light – twin engine 27 4 4 35 Light – single engine: A119 14 – – 14 9 AS350 29 – – 29 20 Total Light – single engine 43 – – 43 Total Helicopters 137 4 5 146 12 (a) Average for owned fleet Fleet Overview

16 Notes: 1) NAV calculation only includes fair market value of helicopters that the Company owns; it does not include any value for leased-in or managed helicopters that the Company operates 2) Helicopter fair market values based on annual desktop appraisal performed by Ascend Worldwide as of December 31, 2015 3) Reference additional information on the Company’s presentation of NAV on page 2 NAV per Share Calculation (in million, except share data) 12/31/15 + FMV of Helicopters $911 + NBV of Other PP&E 124 + Working Capital 73 + Other Net Tangible Assets 42 - Total Debt (270) - Deferred Taxes (230) Net Asset Value $651 Diluted Share Count 20.2 Current Share Price (2/24/2016) $7.75 Current Price % (Disc) / Prem NAV per Share (excl. Deferred Taxes) $43.65 (82.2%) NAV per Share (incl. Deferred Taxes) $32.26 (76.0%) Net Book Value Per Share $23.35 (66.8%)

17 • In 2015, the Company repurchased a total of $50.2mm of its 7.75% Senior Notes, funded with existing cash balances, cash from operating activities, proceeds from asset dispositions and borrowings under the Credit Facility • Era continues to generate substantial free cash flow • Existing capital commitments can be funded via combination of cash-on-hand, cash flow from operations and temporary borrowings under the Credit Facility Capitalization and Financial Policy (a) EBITDA as defined in the Company’s Credit Facility (b) Calculated as Total debt less cash and cash equivalents / Total capitalization less cash and cash equivalents December 31, 2015 ($000s) Cash and cash equivalents $14,370 Credit facility $90,000 Promissory notes 24,968 Total secured debt $114,968 7.750% Senior Notes $149,828 Other 9,509 Total debt $274,305 Net debt $259,935 Shareholders' Equity $471,303 Total capitalization $745,608 EBITDA(a) $105,617 Funded Debt / EBITDA(a) 2.6x EBITDA(a) / Interest Expense 8.4x Net Debt / Net Capitalization (b) 36% Total Debt / Total capitalization 37% Available under credit facility $207,100

18 Operating Revenues and Flight Hours by Line of Service Note: Flight hours exclude hours flown by helicopters in the Dry-leasing line of service (a) Primarily oil and gas services, but also includes revenues and flight hours from activities such as firefighting and utility support Three Months Ended Revenue ($000s) 31-Dec-15 30-Sep-15 30-Jun-15 31-Mar-15 31-Dec-14 Oil and gas:(a) U.S. Gulf of Mexico $40,368 $42,132 $41,821 $41,913 $45,837 Alaska 3,309 5,429 6,009 3,801 6,496 International 18,865 60 47 – 183 Total oil and gas $62,542 $47,621 $47,877 $45,714 $52,516 Dry-Leasing 4,643 11,925 12,233 11,956 11,911 Search and rescue 4,955 4,418 4,989 5,238 5,650 Air medical services 1,803 1,854 1,914 2,367 2,301 Flightseeing – 3,923 3,118 – – Fixed Base Operations – – 614 2,146 2,403 Eliminations – – (7) (6) (92) $73,943 $69,741 $70,738 $67,415 $74,689 Three Months Ended Flight Hours 31-Dec-15 30-Sep-15 30-Jun-15 31-Mar-15 31-Dec-14 Oil and gas:(a) U.S. Gulf of Mexico 8,255 9,435 8,717 7,612 8,514 Alaska 380 797 732 290 560 International 3,055 22 14 – – Total oil and gas 11,690 10,254 9,463 7,902 9,074 Search and rescue 275 265 260 300 355 Air medical services 748 949 826 825 831 Flightseeing – 1,502 1,118 – – 12,713 12,970 11,667 9,027 10,260

19 (a) See next page for Adjusted EBITDA reconciliation to Net Income (Loss) Financial Highlights Fiscal Year ($ millions) 2011 2012 2013 2014 2015 Revenue 258.1$ 272.9$ 299.0$ 331.2$ 281.8$ Operating Expenses 162.7 167.2 186.6 204.4 171.5 G&A 31.9 34.8 38.9 44.0 42.8 Depreciation 42.6 42.5 45.6 46.3 47.3 Gains on Asset Dispositions 15.2 3.6 18.3 6.1 6.0 Operating Income 36.1 32.0 46.2 42.7 26.2 Other Income (Expense): Interest Income 0.7 0.9 0.6 0.5 1.2 Interest Expense (1.4) (10.6) (18.1) (14.8) (13.5) Derivative Gains (Losses) (1.3) (0.5) (0.1) (0.9) (0.0) Foreign Currency Gains (Losses) 0.5 0.7 0.7 (2.4) (2.6) Gain on Debt Extinguishment - - - - 1.6 Gain on sale of FBO - - - - 12.9 Goodwill Impairment - - - - (1.9) Note Receivable Impairment - - - (2.5) - SEACOR Corporate Charges (8.8) (2.0) (0.2) - - Intercompany Interest (23.4) - - - - All Other Income or Expense - - - - (0.1) (33.7) (11.5) (17.1) (20.0) (2.3) Income before Taxes and Equity Earnings 2.4 20.5 29.1 22.6 23.9 Income Taxes 0.4 7.3 11.7 8.3 14.1 Income before Equity Earnings 2.0 13.2 17.4 14.4 9.7 Equity Earnings 0.1 (5.5) 0.9 2.7 (1.9) Net Income 2.1$ 7.7$ 18.3$ 17.0$ 7.9$ Adjusted EBITDA(a) 82.2$ 78.8$ 95.3$ 90.8$ 69.0$ Adjusted EBITDA Excluding Gains(a) 67.0 75.2 77.0 84.7 63.0

Reconciliation of Non-GAAP Financial Measures

- Adjusted EBITDA reflects special items:
  - Executive severance adjustments of $4.2 million $0.7 million and $2.5 million in FY2011, 2012, and 2014, respectively
  - An adjustment for IPO related fees and expenses of $2.9 million in FY2012
  - A pre-tax impairment of $5.9 million related to the Company's investment in Aeróleo in FY2012
  - A one-time charge of $2.0 million related to operating leases on certain air medical helicopters in FY2013
  - A pre-tax impairment charge of $2.5 million in Q2 2014 representing a reserve against a note receivable
  - A pre-tax gain of $12.9 million on the sale of the Company's FBO in Alaska in Q2 2015
  - Net pre-tax gains of $1.6 million on the extinguishment of debt due to the repurchase of a portion of the 7.75% Senior Notes in 2015
  - A pre-tax charge of $1.9 million on the impairment of the goodwill in Q4 2015
- Historically, SEACOR charged its corporate costs and overhead charges to all of its operating divisions
  - These charges have been excluded from Adjusted EBITDA to more accurately reflect Era's historical results as if the Company had not been a SEACOR subsidiary

Historical EBITDA and Adjusted EBITDA

	Fiscal Year				
(USD$ in thousands)	2011	2012	2013	2014	2015
Net Income (Loss)	2,108	7,747	18,304	17,021	7,899
Depreciation	42,612	42,502	45,561	46,312	47,337
Interest Income	(738)	(910)	(591)	(540)	(1,191)
Interest Expense	1,376	10,648	18,050	14,778	13,526
Income Tax Expense	434	7,298	11,727	8,285	14,117
EBITDA	69,202	67,285	93,051	85,856	81,688
Special Items	4,171	9,552	2,045	4,919	(12,697)
Adjusted EBITDA	82,172	78,837	95,264	90,775	68,991
Gains on Asset Dispositions, Net ("Gains")	(15,172)	(3,612)	(18,301)	(6,101)	(5,953)
Adjusted EBITDA Excluding Gains	67,000	75,225	76,963	84,674	63,038

20

21 Quarterly Reconciliation of Non-GAAP Financial Measures Quarterly Historical EBITDA and Adjusted EBITDA Three Months Ended (USD$ in thousands) 31-Dec-14 31-Mar-15 30-Jun-15 30-Sep-15 31-Dec-15 Net Income (Loss) 3,140 (239) 11,105 653 (3,620) Depreciation 11,854 11,602 11,398 12,186 12,151 Interest Income (122) (251) (317) (232) (391) Interest Expense 3,556 3,545 2,881 3,121 3,979 Income Tax Expense (Benefit) 155 (55) 8,138 1,343 4,691 EBITDA 18,583 14,602 33,205 17,071 16,810 Special Items - (264) (12,946) 16 497 Adjusted EBITDA 18,583 14,338 20,259 17,087 17,307 Gains on Asset Dispositions, Net ("Gains") (29) (3,388) 242 (1,813) (994) Adjusted EBITDA Excluding Gains 18,554 10,950 20,501 15,274 16,313